SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

DOCUCORP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	00-23829	75-2690838
(State of incorporation)	(Commission File Number)	(IRS employment identification no.)

5400 LBJ Freeway, Suite 300
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code 214-891-6500

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Press Release

Item 2.02   Results of Operations and Financial Condition

                    On May 25, 2005, the Company issued a press release regarding its results of operations for the three and nine months ended April 30, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(c)               Exhibits

                    Exhibit 99.1- Press release, dated May 25, 2005.

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUCORP INTERNATIONAL, INC.
Date: May 25, 2005	By:	/s/ John H. Gray
John H. Gray,
Senior Vice President, Finance and Administration

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